UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 21, 2004


                      NORTHERN STATES FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    000-19300
                            (Commission File Number)


                   DELAWARE                             36-3449727
               (State or other                       (I.R.S. Employer
        Jurisdiction of Incorporation)              Identification No.)



                             1601 NORTH LEWIS AVENUE
                                   P.O. BOX 39
                            WAUKEGAN, ILLINOIS 60085
                    (Address of Principal Executive Offices)



                                 (847) 244-6000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         ---------------------------------------------

         On April 21, 2004, Northern States Financial Corporation (the "Company") announced its earnings results for the quarter ended March 31, 2004. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       NORTHERN STATES FINANCIAL CORPORATION


Date:  April 21, 2004                  By:  /s/ Thomas M. Nemeth
                                            ------------------------------------
                                            Thomas M. Nemeth
                                            Vice President and Treasurer

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1     Press release dated April 21, 2004.

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